UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04581

CORNERCAP GROUP OF FUNDS

(Exact name of registrant as specified in charter)

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Paul F. Leone, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 870-0700

Date of fiscal year end: March 31

Date of reporting period: April 1, 2010 – March 31, 2011

Item 1.  Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Manager’s Report to Shareholders (Unaudited)
March 31, 2011

Dear Shareholders:

We are pleased to report that all of our funds continued to perform well over the last fiscal year. The extreme 18-month market crash, which included almost all asset classes except for cash, ended in March 2009. The 24-month recovery has been equally extreme. Our mutual funds’ one- and two-year total returns over this period are as follows:

		Average Annual Total Return
As of March 31, 2011		1 year	2 Year
CBLFX	Balanced Fund	9.78%	24.76%
CMCRX	Large/Mid-Cap Value Fund	13.65%	40.51%
CSCVX	Small-Cap Value Fund	27.81%	52.23%

Longer-term results are as follows:

			Average Annual Total Return
As of March 31, 2011		Inception Date	3 Year	5 year	10 Year	Since Inception	Net Expense Ratio
CBLFX	Balanced Fund	5/24/1997	4.04%	3.95%	5.25%	5.43%	1.30%
CMCRX	Large/Mid-Cap Value Fund	7/31/2000	3.30%	1.88%	4.56%	0.60%	1.30%(a)
CSCVX	Small-Cap Value Fund	9/30/1992	9.60%	5.21%	8.45%	9.67%	1.50%

(a)

The Adviser has contractually agreed to waive fees and reimburse the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.30%.

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercap.com or call 888-813-8637 for month-end performance figures.

Patient, long term shareholders who stayed invested in our funds have fully recovered from the market bottom. A few investors used the market volatility as an opportunity to rebalance their holdings to a target allocation, i.e., buying more at the market lows and trimming back at the market highs. These shareholders have done exceptionally well in navigating through our most recent market cycle. Historically, while cycles have been different in the details, they have been

Annual | March 31, 2011	1

Manager’s Report to Shareholders (Unaudited)
March 31, 2011

conceptually the same. In our opinion, the recent extremes offer a unique learning opportunity for long term investors to stay in the market and to effectively navigate future cycles.

Performance

From 1977 to 1990, Peter Lynch took an obscure little equity fund from $18 million to $13 billion in assets. The Magellan Fund realized a 29.2% average annual return over this period. Mr. Lynch surprisingly stated that more investors lost money than made money in the Magellan Fund over this period. He noted that the most dramatic returns occurred when the fund was smaller, i.e., following significant withdrawals from the fund, and that the poorest returns occurred when the fund was larger, i.e., following significant contributions to the fund. The average annual return (i.e., the 29.2%) would not have been affected by investors’ pouring money in at the tops and pulling money out at the bottoms. However, this poor investment timing by the shareholders would have hugely affected the amount of money made by individual investors.

The poor timing of an undisciplined, short-term shareholder can totally negate the performance of the best investment advisors out there. Statistics show that equity mutual fund contributions and withdrawals almost exactly follow the emotions of the market; net withdrawals in times of fear and net contributions in times of greed. In our opinion, equity investors who are unable to invest long term should stay with no-term, i.e., just stay out of the market. Historically, the key point has been that an investor must be there to realize those returns.

People

You, our shareholders, have purchased shares in the CornerCap funds. The CornerCap Group of Funds board has engaged CornerCap Investment Counsel (CIC) as the investment advisor who will be serving the funds’ shareholders. At CIC, we have assembled a group of investment professionals to invest and serve our private and mutual fund clients. These employee/owners of CIC are the key assets of our firm, and they will determine the success or failure of our investments.

In addition to CornerCap being self-owned, we have made a long term commitment to remain independent. What is the value of this independence and objectivity? Economically, probably not as much as you think—clients are not willing to pay for independence. Professionally, possibly more than you might think—“doing the right thing” can be very satisfying. For many investment firms, there is great temptation to sell, leverage, or otherwise compromise away their independence.

Reflecting on the above, we find the array of disappearing household names amazing: E.F. Hutton, PaineWebber, Dean Witter, Bear Stearns, Smith Barney (this brand expected to be dropped by its owner Morgan Stanley), Merrill Lynch (part of Bank of America), Wachovia (part of Wells Fargo), etc. All of these firms have been gobbled up by other firms. After gobbling up Wachovia (that gobbled up A.G. Edwards, First Union, and Prudential Financial), a 15,000 advisor-strong Wells Fargo is in discussions with UBS Wealth Management to gobble up their 6,800 advisors.

At CornerCap, we hire the best talent we can find and work hard to integrate them into our independent, objective, and consistent philosophy for investments and service. We believe that an undeniable feature of the numerous acquisitive roll-ups described in the previous paragraph is that many of these managements and boards are willing to place their economic self interest

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Manager’s Report to Shareholders (Unaudited)
March 31, 2011

above their desire to be of service to clients. The key point is that the professionals who are serving the clients must be there to realize the quality results that are expected. With all of these firm and advisor gyrations, we do not know how professionals in these firms (or their clients) know where “there” is.

Philosophy

We believe that the investment philosophy at CornerCap is excellent. No surprise there. However, we also know that there are a number of different philosophical approaches that can create successful investment results over time. For any of these reasonable, proven approaches to investing, the more important factor is consistency. Because of the temptation and risks associated with poor timing of markets and styles, we believe that most investors must stay there with a consistent investment philosophy over time to be successful.

At CornerCap, our investment philosophy is very fundamentally based, disciplined, and value-oriented. For our product offerings, we believe in simplicity, transparency(b), and liquidity(c) at a reasonable cost. Our existing clients are our primary opportunity for attracting new clients. If you are supportive of this philosophical approach to investments and business, we hope that you will consider CornerCap whenever someone that you care about is in need of help. Our true no-load mutual funds are available for a modest initial contribution. Thank you for your investment with CornerCap.

CornerCap Investment Counsel

May 24, 2011

(b)	Transparency is a measure of how much information you have about the markets where you invest, the corporations whose stocks or bonds you buy, or the mutual funds or other investments you select.

(c)

Liquidity is the degree to which an asset or security can be bought or sold in the market without affecting its price. Liquidity is characterized by a high level of trading activity and the ability to convert an asset into cash quickly.

Source: http://financial-dictionary.thefreedictionary.com

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain an additional copy of the Funds’ prospectuses please call 1-888-813-8637 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by ALPS Distributors, Inc.

The Letter to Shareholders seeks to describe some of CornerCap Investment Counsel’s current opinions and views of the financial markets. Although CornerCap Investment Counsel believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Annual | March 31, 2011	3

Manager’s Report to Shareholders (Unaudited)
March 31, 2011

CORNERCAP BALANCED FUND

Investment Performance through March 31, 2011 (In Thousands)

Total Return
for the period ended March 31, 2011

	1 Year	5 Year	10 Year	Since Inception(b)	Expense Ratio

CornerCap Balanced Fund(a)	9.78%	3.95%	5.25%	5.43%	1.30%

S&P 500 Index(c)	15.65%	2.62%	3.29%	5.11%

Barclays Capital U.S. Government/Corporate Bond Index(d)	4.63%	5.68%	5.20%	5.79%

Combined 60% S&P 500 Index/40% Barclays Capital U.S. Government /Corporate Bond Index(e)	11.57%	4.25%	4.41%	5.76%

Russell 1000 Value Index(f)	16.69%	2.93%	3.83%	5.52%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

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Manager’s Report to Shareholders (Unaudited)
March 31, 2011

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercap.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Balanced Fund began operations May 24, 1997.
(c)

The S & P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

(d)

The Barclays Government/Corporate Bond Index measures the general performance of fixed income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

(e)

Effective August 17, 2006, the Balanced Fund has elected to use the comparative index 60% S&P 500 Index and 40% Barclays Capital U.S. Government/Corporate Bond Index. The Barclays Capital U.S. Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

(f)

The Russell 1000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2011*

*	These allocations may not reflect the current or future position of the portfolio.

Annual | March 31, 2011	5

Manager’s Report to Shareholders (Unaudited)
March 31, 2011

CORNERCAP SMALL-CAP VALUE FUND

Investment Performance through March 31, 2011 (In Thousands)

Total Return
for the period ended March 31, 2011
	1 Year	5 Year	10 Year	Since Inception(b)	Expense Ratio

CornerCap Small-Cap Value Fund(a)	27.81%	5.21%	8.45%	9.67%	1.50%

Russell 2000 Value Index (c)	20.63%	2.23%	9.01%	11.52%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercap.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Small-Cap Value Fund began operations on September 30, 1992.

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Manager’s Report to Shareholders (Unaudited)
March 31, 2011

(c)

The Russell 2000 Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2011*

*	These allocations may not reflect the current or future position of the portfolio.

Annual | March 31, 2011	7

Manager’s Report to Shareholders (Unaudited)
March 31, 2011

CORNERCAP LARGE/MID-CAP VALUE FUND (FORMERLY CONTRARIAN FUND)

Investment Performance through March 31, 2011 (In Thousands)

Total Return

for the period ended March 31, 2011

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Large/Mid-Cap Value Fund(a)	13.65%	1.88%	4.56%	0.60%	1.50%	1.30%
S&P 500(d)	15.65%	2.62%	3.29%	1.15%
Russell 1000 Value Index(e)	15.15%	1.38%	4.53%	4.62%
Russell 3000 Value Index(f)	15.60%	1.43%	4.87%	4.99%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercap.com or call 888-813-8637 for month-end performance figures.

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Manager’s Report to Shareholders (Unaudited)
March 31, 2011

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distribution but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)

Effective July 29, 2010, the CornerCap Contrarian Fund changed its name to the CornerCap Large/Mid-Cap Value Fund. The CornerCap Large/Mid-Cap Value Fund will maintain the same investment objective as the CornerCap Contrarian Fund: long-term capital appreciation. Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which is a private, unregistered fund that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.

(c)

The Adviser has contractually agreed to waive fees and reimburse the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.30%.

(d)

The S & P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

(e)

The Russell 1000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

(f)

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2011*

* These allocations may not reflect the current or future position of the portfolio.

Annual | March 31, 2011	9

Fund Expenses

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2010 through March 31, 2011.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

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Fund Expenses

	Beginning Account Value 10/01/2010	Ending Account Value 3/31/2011	Expense Paid During Period(a)
CornerCap Balanced Fund
Actual Fund Return	$ 1,000.00	$ 1,109.10	$ 6.84
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,018.45	$ 6.54
CornerCap Small-Cap Value Fund
Actual Fund Return	$ 1,000.00	$ 1,296.50	$ 8.59
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,017.45	$ 7.54
CornerCap Large/Mid-Cap Value Fund(b)
Actual Fund Return	$ 1,000.00	$ 1,169.70	$ 7.03
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,018.45	$ 6.54

(a)

These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio is 1.30% for Balanced Fund; 1.50% for Small-Cap Value Fund and 1.30% for Large/Mid -Cap Value Fund, respectively. The dollar amounts shown as “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (182), then divided by 365.

(b)	formerly Contrarian Fund

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The Fund does not charge any account maintenance fee or sales load, but does charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act (“ERISA”).

Annual | March 31, 2011	11

Schedule of Investments
CornerCap Balanced Fund	March 31, 2011

	Shares	Value
COMMON STOCKS (58.3%)
Aerospace & Defense (1.2%)
Raytheon Co.	4,210	$214,163

Agriculture (2.9%)
Archer-Daniels-Midland Co.	7,560	272,236
Reynolds American, Inc.	7,200	255,816

		528,052

Apparel (1.3%)
VF Corp.	2,400	236,472

Banks (5.1%)
The Bank of New York Mellon Corp.	8,100	241,947
The Goldman Sachs Group, Inc.	1,350	213,934
JPMorgan Chase & Co.	4,860	224,046
Wells Fargo & Co.	8,330	264,061

		943,988

Biotechnology (1.2%)
Amgen, Inc.(a)	4,000	213,800

Chemicals (1.6%)
FMC Corp.	3,500	297,255

Commercial Services (3.5%)
Apollo Group, Inc., Class A(a)	4,630	193,117
R.R. Donnelley & Sons Co.	12,310	232,905
SAIC, Inc.(a)	13,000	219,960

		645,982

Computers (3.9%)
Computer Sciences Corp.	4,890	238,290
Hewlett-Packard Co.	5,200	213,044
Western Digital Corp.(a)	7,370	274,827

		726,161

Electric (2.3%)
NRG Energy, Inc.(a)	10,390	223,801
Public Service Enterprise Group, Inc.	6,250	196,937

		420,738

Electronic Components (1.2%)
Corning, Inc.	10,650	219,710

Electronics (1.4%)
Arrow Electronics, Inc.(a)	6,410	268,451

Engineering & Construction (1.3%)
URS Corp.(a)	5,050	232,552

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Schedule of Investments
CornerCap Balanced Fund	March 31, 2011

	Shares	Value
Food (1.2%)
The Kroger Co.	9,140	$219,086

Healthcare Products (1.3%)
Medtronic, Inc.	6,160	242,396

Healthcare Services (3.9%)
Aetna, Inc.	6,080	227,574
CIGNA Corp.	4,930	218,301
UnitedHealth Group, Inc.	5,940	268,488

		714,363

Home Furnishings (1.3%)
Whirlpool Corp.	2,740	233,886

Household Products & Wares (1.2%)
Kimberly-Clark Corp.	3,320	216,696

Insurance (2.4%)
Everest Re Group, Ltd.	2,550	224,859
Lincoln National Corp.	7,240	217,490

		442,349

Iron & Steel (1.4%)
Cliffs Natural Resources, Inc.	2,630	258,476

Media (1.2%)
The McGraw-Hill Cos., Inc.	5,700	224,580

Oil & Gas (5.4%)
ConocoPhillips	3,320	265,135
Diamond Offshore Drilling, Inc.	2,750	213,675
Marathon Oil Corp.	4,790	255,355
Transocean, Ltd.(a)	3,400	265,030

		999,195

Pharmaceuticals (2.5%)
Abbott Laboratories	4,450	218,272
Pfizer, Inc.	12,380	251,438

		469,710

Retail (3.5%)
Aeropostale, Inc.(a)	8,875	215,840
Darden Restaurants, Inc.	4,560	224,033
The Gap, Inc.	9,450	214,137

		654,010

Semiconductors (1.1%)
Intel Corp.	10,100	203,717

Annual | March 31, 2011	13

Schedule of Investments
CornerCap Balanced Fund	March 31, 2011

	Shares	Value
Software (1.2%)
Microsoft Corp.	8,450	$214,292

Telecommunications (2.4%)
AT&T, Inc.	7,770	237,762
CenturyLink, Inc.	4,750	197,363

		435,125

Toys, Games, & Hobbies (1.4%)
Mattel, Inc.	10,400	259,272

TOTAL COMMON STOCKS (COST $8,544,326)		10,734,477

	Principal Amount	Value
CORPORATE BONDS (20.4%)
Banks (3.4%)
Barclays Bank PLC,
4.000%, 09/30/2020(b)	$150,000	141,783
Citigroup, Inc.,
5.000%, 09/15/2014	150,000	156,482
Morgan Stanley,
5.000%, 08/31/2025(b)	150,000	146,702
The Goldman Sachs Group, Inc.,
5.125%, 01/15/2015	170,000	181,434

		626,401

Chemicals (0.8%)
The Dow Chemical Co.,
2.500%, 02/15/2016	150,000	144,125

Computers (0.9%)
Dell, Inc.,
5.650%, 04/15/2018	150,000	164,822

Cosmetics & Personal Care (1.2%)
The Procter & Gamble Co.,
4.950%, 08/15/2014	200,000	221,590

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Schedule of Investments
CornerCap Balanced Fund	March 31, 2011

	Principal Amount	Value
Diversified Financial Services (4.5%)
Credit Suisse USA, Inc.,
5.375%, 03/02/2016	$250,000	$272,904
General Electric Capital Corp.,
5.250%, 10/19/2012	150,000	158,982
5.450%, 01/15/2013	140,000	149,623
Toyota Motor Credit Corp.,
5.450%, 05/18/2011	150,000	150,956
Wells Fargo Financial, Inc.,
5.500%, 08/01/2012	100,000	105,930

		838,395

Healthcare Products (0.9%)
Johnson & Johnson,
3.800%, 05/15/2013	150,000	158,719

Home Furnishings (0.9%)
Whirlpool Corp.,
6.500%, 06/15/2016	150,000	164,636

Household Products & Wares (0.9%)
Fortune Brands, Inc.,
6.375%, 06/15/2014	150,000	164,359

Insurance (3.5%)
Principal Life Income Funding Trusts,
5.100%, 04/15/2014	150,000	160,586
Prudential Financial, Inc.,
5.100%, 12/14/2011	150,000	154,265
The Travelers Cos., Inc.,
5.900%, 06/02/2019	150,000	165,687
W.R. Berkley Corp.,
5.600%, 05/15/2015	150,000	158,406

		638,944

Oil & Gas (0.9%)
Statoil ASA,
6.700%, 01/15/2018	150,000	175,571

Pharmaceuticals (0.9%)
Eli Lilly & Co.,
6.000%, 03/15/2012	160,000	168,281

Annual | March 31, 2011	15

Schedule of Investments
CornerCap Balanced Fund	March 31, 2011

	Principal Amount	Value
Retail (0.9%)
AutoZone, Inc.,
5.500%, 11/15/2015	$150,000	$161,409

Telecommunications (0.7%)
Verizon Virginia, Inc.,
4.625%, 03/15/2013	125,000	131,736

TOTAL CORPORATE BONDS (AMORTIZED COST $3,670,914)		3,758,988

MUNICIPAL BONDS (2.5%)
Kansas (0.9%)
Johnson County Kansas, Build America General Obligation Bonds, Unified School District No. 232,
4.950%, 09/01/2019	150,000	157,417

North Dakota (0.8%)
Grand Forks ND, Build America Revenue Bonds,
4.500%, 09/01/2019	150,000	151,625

Texas (0.8%)
County of Galveston TX, Build America General Obligation Bonds,
4.200%, 02/01/2017	150,000	154,692

TOTAL MUNICIPAL BONDS (AMORTIZED COST $455,242)		463,734

U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.3%)
Federal Farm Credit Bank (0.9%)
FFCB,
4.875%, 09/24/2014	150,000	165,906

Federal Home Loan Bank (1.5%)
FHLB,
5.250%, 09/13/2013	250,000	274,180

Federal Home Loan Mortgage Corp (1.9%)
FHLMC,
4.500%, 01/15/2015	150,000	164,275
3.000%, 02/25/2019(b)	200,000	198,785

		363,060

16	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	March 31, 2011

	Principal Amount	Value
U.S. Treasury (9.0%)
U.S. Treasury Inflation Indexed Bonds,
1.875%, 07/15/2015	$169,803	$186,611
2.625%, 07/15/2017	159,360	182,816
1.625%, 01/15/2018	157,658	170,245
2.125%, 01/15/2019	153,837	171,420
1.375%, 01/15/2020	308,228	322,773
U.S. Treasury Notes,
4.875%, 02/15/2012	280,000	291,200
4.250%, 08/15/2013	150,000	161,473
4.000%, 02/15/2014	155,000	167,315

		1,653,853

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (AMORTIZED COST $2,333,153)		2,456,999

SHORT TERM INVESTMENT (5.5%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	1,018,678	1,018,678

TOTAL SHORT TERM INVESTMENT (COST $1,018,678)		1,018,678

TOTAL INVESTMENTS (COST $16,022,313)	100.0%	18,432,876

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(-0.0%) (c)	(5,682)

NET ASSETS	100.0%	$18,427,194

(a)	Non Income Producing Security.
(b)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2011.

(c)	Greater than (-0.05%).

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual | March 31, 2011	17

Statement of Investments
CornerCap Small-Cap Value Fund	March 31, 2011

	Shares	Value
COMMON STOCKS (96.8%)
Aerospace & Defense (2.2%)
Esterline Technologies Corp.(a)	7,000	$495,040

Auto Parts & Equipment (2.5%)
Standard Motor Products, Inc.	40,700	562,881

Banks (9.0%)
City Holding Co.	14,900	526,864
Lakeland Financial Corp.	20,550	466,074
Orrstown Financial Services, Inc.	20,180	565,040
S.Y. Bancorp, Inc.	20,000	503,200

		2,061,178

Building Products (2.5%)
Insteel Industries, Inc.	39,830	563,196

Chemicals (7.1%)
KMG Chemicals, Inc.	28,500	560,310
Olin Corp.	25,360	581,251
OM Group, Inc.(a)	13,500	493,290

		1,634,851

Coal (2.3%)
Alpha Natural Resources, Inc.(a)	8,740	518,894

Commercial Services (3.2%)
Convergys Corp.(a)	35,530	510,211
Great Lakes Dredge & Dock Corp.	30,000	228,900

		739,111

Diversified Financial Services (2.1%)
Knight Capital Group, Inc., Class A(a)	35,720	478,648

Electrical Components & Equipment (1.9%)
Fushi Copperweld, Inc.(a)	54,460	436,769

Electronics (2.4%)
TTM Technologies, Inc.(a)	29,660	538,626

Engineering & Construction (1.9%)
EMCOR Group, Inc.(a)	13,900	430,483

Forest Products & Paper (4.9%)
Buckeye Technologies, Inc.	21,900	596,337
PH Glatfelter Co.	39,810	530,269

		1,126,606

18	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2011

	Shares	Value
Healthcare Products (2.5%)
Kinetic Concepts, Inc.(a)	10,380	$564,880

Healthcare Services (9.7%)
Almost Family, Inc.(a)	13,530	509,269
Coventry Health Care, Inc.(a)	19,390	618,347
Healthways, Inc.(a)	38,000	584,060
LHC Group, Inc.(a)	17,260	517,800

		2,229,476

Heavy Electrical Equipment (2.4%)
AZZ, Inc.	11,870	541,272

Household Products & Wares (1.9%)
Central Garden and Pet Co.(a)	50,340	443,495

Industrial Machinery (4.3%)
Crane Co.	11,165	540,721
EnPro Industries, Inc.(a)	12,420	451,094

		991,815

Insurance (9.0%)
Delphi Financial Group, Inc., Class A	16,460	505,487
HCC Insurance Holdings, Inc.	16,907	529,358
Navigators Group, Inc.(a)	9,360	482,040
SeaBright Insurance Holdings, Inc.	51,800	530,950

		2,047,835

Oil & Gas (5.2%)
Energy Partners, Ltd.(a)	31,800	572,400
Unit Corp.(a)	9,830	608,969

		1,181,369

Oil & Gas Services (2.4%)
Cal Dive International, Inc.(a)	77,620	541,788

Packaging & Containers (2.0%)
UFP Technologies, Inc.(a)	27,000	464,940

Retail (7.0%)
Fred’s, Inc., Class A	40,460	538,927
Regis Corp.	28,040	497,430
Ruby Tuesday, Inc.(a)	42,970	563,337

		1,599,694

Savings & Loans (2.3%)
OceanFirst Financial Corp.	38,310	534,424

Software (2.3%)
Mantech International Corp., Class A(a)	12,480	529,152

Annual | March 31, 2011	19

Statement of Investments
CornerCap Small-Cap Value Fund	March 31, 2011

	Shares	Value
Telecommunications (1.7%)
Sierra Wireless, Inc.(a)	35,990	$393,371

Wholesale Distribution (2.1%)
Core-Mark Holding Co., Inc.(a)	14,610	482,860

TOTAL COMMON STOCKS (COST $17,375,295)		22,132,654

SHORT TERM INVESTMENT (5.2%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	1,197,108	1,197,108

TOTAL SHORT TERM INVESTMENT (COST $1,197,108)		1,197,108

TOTAL INVESTMENTS (COST $18,572,403)	102.0%	23,329,762

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(-2.0%)	(457,779)

NET ASSETS	100.0%	$22,871,983

(a)	Non Income Producing Security.

The accompanying notes to the financial statements are an integral part of these financial statements.

20	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund)	March 31, 2011

	Shares	Value
COMMON STOCKS (95.9%)
Aerospace & Defense (2.1%)
Raytheon Co.	1,660	$84,444

Agriculture (3.8%)
Archer-Daniels-Midland Co.	2,340	84,263
Reynolds American, Inc.	1,820	64,665

		148,928

Apparel (2.1%)
VF Corp.	830	81,780

Banks (8.5%)
The Bank of New York Mellon Corp.	2,830	84,532
The Goldman Sachs Group, Inc.	515	81,612
JPMorgan Chase & Co.	1,810	83,441
Wells Fargo & Co.	2,680	84,956

		334,541

Biotechnology (2.2%)
Amgen, Inc.(a)	1,660	88,727

Chemicals (2.4%)
FMC Corp.	1,110	94,272

Commercial Services (6.1%)
Apollo Group, Inc., Class A(a)	2,015	84,046
R.R. Donnelley & Sons Co.	4,300	81,356
SAIC, Inc.(a)	4,430	74,955

		240,357

Computers (6.6%)
Computer Sciences Corp.	1,650	80,405
Hewlett-Packard Co.	2,020	82,759
Western Digital Corp.(a)	2,593	96,693

		259,857

Electric (4.6%)
NRG Energy, Inc.(a)	4,435	95,530
Public Service Enterprise Group, Inc.	2,690	84,762

		180,292

Electronics (2.2%)
Arrow Electronics, Inc.(a)	2,050	85,854

Engineering & Construction (2.0%)
URS Corp.(a)	1,750	80,588

Annual | March 31, 2011	21

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund)	March 31, 2011

	Shares	Value
Food (2.0%)
The Kroger Co.	3,340	$80,060

Healthcare Products (2.2%)
Medtronic, Inc.	2,180	85,783

Healthcare Services (6.0%)
Aetna, Inc.	2,140	80,100
CIGNA Corp.	1,960	86,789
UnitedHealth Group, Inc.	1,600	72,320

		239,209

Home Furnishings (2.2%)
Whirlpool Corp.	1,020	87,067

Household Products & Wares (2.2%)
Kimberly-Clark Corp.	1,320	86,156

Insurance (4.2%)
Everest Re Group, Ltd.	920	81,125
Lincoln National Corp.	2,770	83,211

		164,336

Iron & Steel (2.0%)
Cliffs Natural Resources, Inc.	810	79,607

Media (2.0%)
The McGraw-Hill Cos., Inc.	2,060	81,164

Oil & Gas (8.2%)
ConocoPhillips	1,080	86,249
Diamond Offshore Drilling, Inc.	1,000	77,700
Marathon Oil Corp.	1,620	86,362
Transocean, Ltd.(a)	940	73,273

		323,584

Pharmaceuticals (4.1%)
Abbott Laboratories	1,650	80,933
Pfizer, Inc.	4,030	81,849

		162,782

Retail (6.1%)
Aeropostale, Inc.(a)	3,480	84,633
Darden Restaurants, Inc.	1,690	83,030
The Gap, Inc.	3,315	75,118

		242,781

Semiconductors (2.0%)
Intel Corp.	3,915	78,966

22	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund)	March 31, 2011

	Shares	Value
Software (2.1%)
Microsoft Corp.	3,280	$83,181

Telecommunications (5.9%)
AT&T, Inc.	2,695	82,467
CenturyLink, Inc.	1,750	72,712
Corning, Inc.	3,820	78,807

		233,986

Toys, Games, & Hobbies (2.1%)
Mattel, Inc.	3,350	83,516

TOTAL COMMON STOCKS (COST $3,372,349)		3,791,818

SHORT TERM INVESTMENT (4.1%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	161,570	161,570

TOTAL SHORT TERM INVESTMENT (COST $161,570)		161,570

TOTAL INVESTMENTS (COST $3,533,919)	100.0%	3,953,388

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.0%(b)	1,904

NET ASSETS	100.0%	$3,955,292

(a)	Non Income Producing Security.
(b)	Less than 0.05%.

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual | March 31, 2011	23

Statement of Assets and Liabilities
CornerCap Balanced Fund	March 31, 2011

ASSETS:
Investments, at value, (Cost $16,022,313)	$18,432,876
Dividends and interest receivable	67,270
Receivable for fund shares subscribed	103,595
Total assets	18,603,741

LIABILITIES:
Payable for investments purchased	156,821
Advisory fee payable	15,174
Operating services fee payable	4,552
Total liabilities	176,547
Net assets	$18,427,194

Net asset value, offering and redemption price per share (Note 2):
($18,427,194 / 1,349,730 Shares Outstanding)	$13.65

NET ASSETS CONSISTS OF:
Paid-in capital	$16,654,738
Undistributed net investment income	163,845
Accumulated net realized loss on investments	(801,952)
Net unrealized appreciation in value of investments	2,410,563
Net assets	$18,427,194

The accompanying notes to the financial statements are an integral part of these financial statements.

24	www.cornercapfunds.com

Statement of Assets and Liabilities
CornerCap Small-Cap Fund	March 31, 2011

ASSETS:
Investments, at value, (Cost $18,572,403)	$23,329,762
Dividends and interest receivable	13,435
Receivable for fund shares subscribed	4,367

Total assets	23,347,564

LIABILITIES:
Payable for investments purchased	447,412
Advisory fee payable	18,779
Operating services fee payable	9,390

Total liabilities	475,581

Net assets	$22,871,983

Net asset value, offering and redemption price per share (Note 2):
($22,871,983 / 1,692,898 Shares Outstanding)	$13.51

NET ASSETS CONSISTS OF:
Paid-in capital	$19,113,856
Accumulated net realized loss on investments	(999,232)
Net unrealized appreciation in value of investments	4,757,359

Net assets	$22,871,983

The accompanying notes to the financial statements are an integral part of these financial statements.
Annual | March 31, 2011	25

Statement of Assets and Liabilities
CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund)	March 31, 2011

ASSETS:
Investments, at value, (Cost $3,533,919)	$3,953,388
Dividends and interest receivable	2,451
Receivable for fund shares subscribed	3,610

Total assets	3,959,449

LIABILITIES:
Advisory fee payable	2,558
Operating services fee payable	1,599

Total liabilities	4,157

Net assets	$3,955,292

Net asset value, offering and redemption price per share (Note 2):
($3,955,292 / 379,872 Shares Outstanding)	$10.41

NET ASSETS CONSISTS OF:
Paid-in capital	$4,960,745
Undistributed net investment income	7,443
Accumulated net realized loss on investments	(1,432,365)
Net unrealized appreciation in value of investments	419,469

Net assets	$3,955,292

The accompanying notes to the financial statements are an integral part of these financial statements.
26	www.cornercapfunds.com

Statement of Operations
CornerCap Balanced Fund	Year Ended March 31, 2011

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $203)	$204,718
Interest	356,338

Total income	561,056

EXPENSES:
Advisory fees	163,525
Operating services fees	49,058

Total expenses	212,583

Net investment income	348,473

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	561,806
Change in unrealized appreciation/(depreciation) of investments	682,834

Net gain on investments	1,244,640

Net increase in net assets resulting from operations	$1,593,113

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual | March 31, 2011	27

Statement of Operations
CornerCap Small-Cap Fund	Year Ended March 31, 2011

INVESTMENT INCOME:
Dividends	$158,165
Interest	112

Total income	158,277

EXPENSES:
Advisory fees	178,995
Operating services fees	89,497

Total expenses	268,492

Net investment loss	(110,215)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	3,704,145
Change in unrealized appreciation/(depreciation) of investments	1,039,409

Net gain on investments	4,743,554

Net increase in net assets resulting from operations	$4,633,339

The accompanying notes to the financial statements are an integral part of these financial statements.

28	www.cornercapfunds.com

Statement of Operations
CornerCap Large/Mid-Cap Value Fund	Year Ended March 31, 2011
(formerly Contrarian Fund)

INVESTMENT INCOME:
Dividends	$49,769
Interest	16

Total income	49,785

EXPENSES:
Advisory fees	30,668
Operating services fees	15,334

Total expenses	46,002
Less fees waived/reimbursed by investment advisor	(3,660)

Net expenses	42,342

Net investment income	7,443

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	578,956
Change in unrealized appreciation/(depreciation) of investments	(357,200)

Net gain on investments	221,756

Net increase in net assets resulting from operations	$229,199

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual | March 31, 2011	29

Statement of Changes in Net Assets
CornerCap Balanced Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income	$348,473	$342,582
Net realized gain on investments	561,806	80,974
Change in unrealized appreciation/(depreciation) of investments	682,834	4,190,725

Net increase in net assets resulting from operations	1,593,113	4,614,281

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(500,000)	(353,336)

Total distributions	(500,000)	(353,336)

CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from capital share transactions (see Note 2)	1,699,281	394,815
Redemption fees	28	11

Net increase from capital shares transactions	1,699,309	394,826

Total increase in net assets	2,792,422	4,655,771

NET ASSETS:
Beginning of year	15,634,772	10,979,001

End of year (including undistributed net investment income of $163,845 and $314,746, respectively)	$18,427,194	$15,634,772

The accompanying notes to the financial statements are an integral part of these financial statements.

30	www.cornercapfunds.com

Statement of Changes in Net Assets
CornerCap Small-Cap Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment loss	$(110,215)	$(104,069)
Net realized gain/(loss) on investments	3,704,145	(1,489,807)
Change in unrealized appreciation/(depreciation) of investments	1,039,409	9,018,131

Net increase in net assets resulting from operations	4,633,339	7,424,255

CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets resulting from capital share transactions (see Note 2)	1,790,369	(152,172)
Redemption fees	264	105

Net increase/(decrease) from capital shares transactions	1,790,633	(152,067)

Total increase in net assets	6,423,972	7,272,188

NET ASSETS:
Beginning of year	16,448,011	9,175,823

End of year (including undistributed net investment income of $0 and $0, respectively)	$22,871,983	$16,448,011

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual | March 31, 2011	31

Statement of Changes in Net Assets
CornerCap Large/Mid-Cap Value Fund
(formerly Contrarian Fund)

	Year Ended March 31, 2011	Year Ended March 31, 2010

OPERATIONS:
Net investment income/(loss)	$7,443	$(8,367)
Net realized gain on investments	578,956	166,118
Change in unrealized appreciation/(depreciation) of investments	(357,200)	1,594,124

Net increase in net assets resulting from operations	229,199	1,751,875

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	–	(4,937)

Total distributions	–	(4,937)

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting from capital share transactions (see Note 2)	(277,238)	(148,150)
Redemption fees	22	14

Net decrease from capital shares transactions	(277,216)	(148,136)

Total increase/(decrease) in net assets	(48,017)	1,598,802

NET ASSETS:
Beginning of year	4,003,309	2,404,507

End of year (including undistributed net investment income of $7,443 and $0, respectively)	$3,955,292	$4,003,309

The accompanying notes to the financial statements are an integral part of these financial statements.

32	www.cornercapfunds.com

CORNERCAP GROUP OF FUNDS

This Page Intentionally Left Blank

Financial Highlights
CornerCap Balanced Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized gain on investments

Total Dividends and Distributions to Shareholders

Paid-in Capital from Redemption Fees

Net asset value, end of period

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses
Net investment income

Portfolio turnover rate

(a) Less than $0.005 per share.

(b) Ratio of expenses and net investment income to average net assets, before waiver by advisor, are 1.31% and 1.95%, respectively.

The accompanying notes to the financial statements are an integral part of these financial statements.

34	www.cornercapfunds.com

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

$12.82	$9.26	$13.36	$14.81	$14.00

0.26	0.28	0.30	0.30	0.24
0.97	3.57	(3.97)	(0.56)	1.17

1.23	3.85	(3.67)	(0.26)	1.41

(0.40)	(0.29)	(0.09)	(0.32)	(0.37)
–	–	(0.34)	(0.87)	(0.23)

(0.40)	(0.29)	(0.43)	(1.19)	(0.60)

0.00(a)	0.00(a)	0.00(a)	0.00(a)	0.00(a)

$13.65	$12.82	$9.26	$13.36	$14.81

9.78%	41.77%	(27.63%)	(2.20%)	10.17%

$18,427	$15,635	$10,979	$16,851	$19,256

1.30%	1.30%	1.30%	1.30%	1.30%(b)

2.13%	2.45%	2.51%	1.91%	1.96%(b)

31%	32%	34%	21%	22%

Annual | March 31, 2011	35

Financial Highlights
CornerCap Small-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized gain on investments

Total Dividends and Distributions to Shareholders

Paid-in Capital from Redemption Fees

Net asset value, end of period

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses
Net investment income/(loss)

Portfolio turnover rate

(a)	Less than $0.005 per share.
(b)	Ratio of expenses and net investment income to average net assets, before waiver by advisor, are 1.56% and (0.06%), respectively.
(c)	Less than 0.005% of average net assets.

The accompanying notes to the financial statements are an integral part of these financial statements.

36	www.cornercapfunds.com

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

$10.57	$5.83	$10.64	$14.07	$13.39

(0.07)	(0.07)	(0.05)	0.01	0.00(a)
3.01	4.81	(4.53)	(1.45)	1.30

2.94	4.74	(4.58)	(1.44)	1.30

–	–	(0.01)	–	(0.00)(a)
–	–	(0.22)	(1.99)	(0.62)

–	–	(0.23)	(1.99)	(0.62)

0.00(a)	0.00(a)	0.00(a)	0.00(a)	–

$13.51	$10.57	$5.83	$10.64	$14.07

27.81%	81.30%	(43.19%)	(10.91%)	9.92%

$22,872	$16,448	$9,176	$18,363	$21,101

1.50%	1.50%	1.50%	1.48%	1.50%(b)
(0.62)%	(0.75)%	(0.51)%	0.11%	0.00%(b)(c)

61%	52%	47%	55%	35%

Annual | March 31, 2011	37

Financial Highlights
CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund)

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized gain on investments

Total Dividends and Distributions to Shareholders

Paid-in Capital from Redemption Fees

Net asset value, end of period

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses
Net investment income/(loss)

Portfolio turnover rate

(a)	Less than $0.005 per share.
(b)	Ratio of expense and net investment income to average net assets, before waiver by advisor, are 1.50% and 0.12%, respectively.

The accompanying notes to the financial statements are an integral part of these financial statements.

38	www.cornercapfunds.com

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007

$9.16	$5.28	$9.46	$11.98	$10.83

0.02	(0.02)	0.01	0.03	0.15
1.23	3.91	(4.19)	(1.14)	1.06

1.25	3.89	(4.18)	(1.11)	1.21

–	(0.01)	0.00(a)	(0.13)	(0.06)
–	–	–	(1.28)	–

–	(0.01)	0.00(a)	(1.41)	(0.06)

0.00(a)	0.00(a)	–	–	–

$10.41	$9.16	$5.28	$9.46	$11.98

13.65%	73.72%	(44.17%)	(10.45%)	11.19%

$3,955	$4,003	$2,405	$5,406	$5,635

1.38%(b)	1.50%	1.50%	1.49%	1.50%
0.24%(b)	(0.25)%	0.11%	0.31%	1.33%

136%	69%	134%	138%	44%

Annual | March 31, 2011	39

Notes to Financial Statements
March 31, 2011

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The CornerCap Group of Funds (the “Funds”) was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the CornerCap Balanced Fund and CornerCap Small-Cap Value Fund is to obtain capital appreciation and current income, whereas, the CornerCap Large/Mid-Cap Value Fund’s investment objective is to obtain capital appreciation. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Portfolio securities including common stocks, corporate bonds, municipal bonds, and U.S. Government and Agency obligations that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Based on obtaining active market quotes, common stocks are classified as Level 1 of the fair value hierarchy. Corporate bonds, municipal bonds, and U.S. Government and Agency obligations are classified as Level 2 of the hierarchy, due to the use of additional observable inputs. Unlisted securities that are not included on such exchanges or Systems are valued at the mean of the quoted bid and asked prices on the over-the-counter market. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 within the hierarchy. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by CornerCap Investment Counsel (the “Advisor”) under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days and would be classified as Level 2 of the hierarchy. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments.

B. Security Transactions Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. In the event of a security in default, a portion of interest receivable that was once recognized as interest income is written off and treated as a reduction of interest income.

C. Federal Income Taxes - For federal income tax purposes, the Funds currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code by complying with the requirements applicable to RICs and by distributing their investment company taxable net income including realized gain, not offset

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Notes to Financial Statements
March 31, 2011

by capital loss carryforwards, if any, to their shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended March 31, 2011, management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds file income tax returns in the U.S. federal jurisdiction and the State of Georgia. For federal and state tax years 2008 and beyond, the Funds returns are still open to examination by the appropriate taxing authority.

D. Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions to shareholders are recorded on the ex-dividend date.

E. Accounting Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments
Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual | March 31, 2011	41

Notes to Financial Statements
March 31, 2011

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2011.

CornerCap Balanced Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$10,734,477	$–	$–	$10,734,477
Corporate Bonds	–	3,758,988	–	3,758,988
Municipal Bonds	–	463,734	–	463,734
U.S. Government & Agency Obligations	–	2,456,999	–	2,456,999
Short Term Investment	1,018,678	–	–	1,018,678

Total	$11,753,155	$6,679,721	$–	$18,432,876

CornerCap Small-Cap Value Fund:
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$22,132,654	$–	$–	$22,132,654
Short Term Investment	1,197,108	–	–	1,197,108

Total	$23,329,762	$–	$–	$23,329,762

CornerCap Large/Mid-Cap Value Fund:**
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$3,791,818	$–	$–	$3,791,818
Short Term Investment	161,570	–	–	161,570

Total	$3,953,388	$–	$–	$3,953,388

*	See Schedule of Investments for industry classification.
**	formerly Contrarian Fund

There were no transfers into or out of Levels 1 and 2 during the year ended March 31, 2011.

For the year ended March 31, 2011, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. The Funds did not hold any derivative instruments at any time during the year.

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Notes to Financial Statements
March 31, 2011

2. SHARES OF BENEFICIAL INTEREST

On March 31, 2011, there was an unlimited number of no par-value shares of beneficial interest authorized for each Fund. Subject to certain exceptions, each Fund charges a 1% redemption fee calculated as a percentage of the amount redeemed. This is applicable to all redemptions (sales or exchanges) made within sixty days of initial purchase of shares of the applicable Fund.

Transactions in shares of beneficial interest were as follows:

CornerCap Balanced Fund:

	Year Ended March 31, 2011	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2010

	Shares	Value	Shares	Value

Shares Sold	285,172	$3,668,942	146,917	$1,750,000
Shares Issued in Reinvestment of Dividends	38,949	499,328	28,758	352,857

Total	324,121	4,168,270	175,675	2,102,857
Less Shares Redeemed	(193,931)	(2,468,989)	(142,094)	(1,708,042)

Net Increase	130,190	$1,699,281	33,581	$394,815

CornerCap Small-Cap Value Fund:

	Year Ended March 31, 2011	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2010

	Shares	Value	Shares	Value

Shares Sold	304,155	$3,575,152	123,101	$1,146,045
Shares Issued in Reinvestment of Dividends	–	–	–	–

Total	304,155	3,575,152	123,101	1,146,045
Less Shares Redeemed	(167,378)	(1,784,783)	(139,569)	(1,298,217)

Net Increase/(Decrease)	136,777	$1,790,369	(16,468)	$(152,172)

CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund):

	Year Ended March 31, 2011	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2010

	Shares	Value	Shares	Value

Shares Sold	144,263	$1,436,567	25,666	$213,271
Shares Issued in Reinvestment of Dividends	–	–	599	4,937

Total	144,263	1,436,567	26,265	218,208
Less Shares Redeemed	(201,649)	(1,713,805)	(44,404)	(366,358)

Net Decrease	(57,386)	$(277,238)	(18,139)	$(148,150)

Annual | March 31, 2011	43

Notes to Financial Statements
March 31, 2011

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (tax basis)

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2011, were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund*

Gross appreciation (excess of value over tax cost)	$2,692,867	$5,075,675	$458,581
Gross depreciation (excess of tax cost over value)	(282,304)	(561,322)	(39,112)

Net unrealized appreciation	2,410,563	4,514,353	419,469

Cost of investments for income tax purposes	$16,022,313	$18,815,409	$3,533,919

4. DISTRIBUTIONS TO SHAREHOLDERS

Classifications of distributions, net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. Accordingly, for the year ended March 31, 2011, certain permanent differences were reclassified. CornerCap Small-Cap Value Fund increased net investment income by $110,215 and decreased paid in capital by $110,215. CornerCap Balanced Fund increased net investment income by $626 and decreased accumulated realized gains by $626. These differences were primarily due to the differing tax treatment of net operating losses and certain investments.

Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year.

CornerCap Balanced Fund:

On December 17, 2010, an ordinary income distribution of $0.40 per share was declared. The distribution was paid on December 20, 2010 to shareholders of record on December 16, 2010.

The tax character of distributions paid for the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010

Ordinary Income	$500,000	$353,336

Total	$500,000	$353,336

*	formerly Contrarian Fund

44	www.cornercapfunds.com

Notes to Financial Statements
March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	$(801,952)
Undistributed ordinary income	163,845
Unrealized appreciation	2,410,563

Total	$1,772,456

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted. Accordingly, for the year ended March 31, 2011 certain differences were reclassified.

Capital Loss Carryforwards – At March 31, 2011, the Fund had available for Federal income tax purposes unused capital losses of $801,952 which expire March 31, 2018. The Fund had utilized $561,180 of capital loss carryovers during the year ended March 31, 2011.

CornerCap Small-Cap Value Fund:

No distributions were declared and paid in the fiscal years ended March 31, 2011 and March 31, 2010.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	$(756,226)
Unrealized appreciation	4,514,353

Total	$3,758,127

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted. Accordingly, for the year ended March 31, 2011 certain differences were reclassified. These differences were primarily due to the deferral of losses from wash sales.

Capital Loss Carryforwards – At March 31, 2011, the Fund had available for Federal income tax purposes unused capital losses of $756,226, which expire March 31, 2018. The Fund had utilized $3,324,061 of capital loss carryovers during the year ended March 31, 2011.

CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund):

There were no distributions declared and paid for the year ended March 31, 2011.

The tax character of distributions paid for the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010

Ordinary income	$–	$4,937

Total	$–	$4,937

Annual | March 31, 2011	45

Notes to Financial Statements
March 31, 2011

As of March 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(1,432,365)
Undistributed ordinary income	7,443
Unrealized appreciation	419,469

Total	$(1,005,453)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted.

Capital Loss Carryforwards – At March 31, 2011, the Fund had available for Federal income tax purposes unused capital losses of $335,929, which expire March 31, 2017 and losses of $1,096,436, which expire March 31, 2018. The Fund utilized $578,956 of capital loss carryovers during the year ended March 31, 2011.

5. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

A. Each of the Funds has an Investment Advisory Agreement with CornerCap Investment Counsel, Inc. (the “Advisor”), pursuant to which the Advisor receives an Advisory Fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets. Under the terms of each Advisory Agreement, the Advisor manages the Funds’ investments subject to the approval of the Board of Trustees. For the year ended March 31, 2011, the Advisor earned an Advisory Fee of $163,525, $178,995 and $30,668 from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund), respectively. At March 31, 2011, the Funds owed the Advisor $15,174, $18,779 and $2,558 for Advisory Fees from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund), respectively.

In addition, each Fund and the Advisor have an Operating Services Agreement whereby the Advisor receives an Operating Services Fee, computed daily and payable monthly, at an annual rate of .30%, .50% and .50% of the average daily net assets of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund), respectively. For the year ended March 31, 2011, the Advisor earned an Operating Services Fee of $49,058, $89,497 and $15,334 from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund), respectively. At March 31, 2011, the Funds owed the Advisor $4,552, $9,390 and $1,599 for Operating Services Fees from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund), respectively.

Beginning July 29, 2010, the Adviser has contractually agreed to waive fees and reimburse the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.30%. To the extent the Large/Mid-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The contractual agreement cannot be terminated prior to August 1, 2011 without the Board of Trustees approval.

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Notes to Financial Statements
March 31, 2011

B. On August 1, 2005, the Funds and the Advisor entered into the following agreements whereby the Advisor pays any associated fees from the Operating Services Fees it receives from the Funds: 1) Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, bookkeeping and pricing services; 2) Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, transfer agent, dividend distributing and bookkeeping services; and 3) Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to the Funds. ALPS Distributors, Inc. serves as underwriter/distributor of the Funds.

Certain officers and directors of the Funds are also officers and directors of the Advisor.

6. PURCHASES AND SALES OF SECURITIES

CornerCap Balanced Fund:

For the year ended March 31, 2011, the cost of purchases and proceeds from sales of securities, excluding U.S. government and agency securities and short-term securities, were $5,385,048 and $4,190,144, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2011, were $630,994 and $550,000, respectively.

CornerCap Small -Cap Value Fund:

For the year ended March 31, 2011, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $11,834,104 and $10,584,429, respectively.

CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund):

For the year ended March 31, 2011, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $4,093,999 and $4,465,112, respectively.

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2011, Charles Schwab & Co. held approximately 46.99%, 35.42% and 27.75% of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (formerly Contrarian Fund), respectively. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Annual | March 31, 2011	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

CornerCap Group of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CornerCap Group of Funds, comprised of the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Large/Mid-Cap Value Fund (the “Funds”), as of March 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting CornerCap Group of Funds as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 24, 2011

48	www.cornercapfunds.com

Additional Information (Unaudited)
March 31, 2011

1. PROXY VOTING POLICY

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 and on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888) 813-8637.

3. COMPENSATION OF TRUSTEES

The Independent Trustees of the Funds receive a quarterly $1,000 per meeting paid by the Advisor. The Trustees are paid $750 per meeting for the Audit Committee meetings. The Audit Committee Chairman is paid $1,000 per meeting. The Audit Committee will normally meet twice a year.

4. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the year ended March 31, 2011.

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund*
Dividends Received Deduction	38.16%	0%	0%
Qualified Dividend Income	39.14%	0%	0%

*	formerly Contrarian Fund

Annual | March 31, 2011	49

Additional Information (Unaudited)
March 31, 2011

5. TRUSTEES AND OFFICERS

The business affairs of CornerCap Group of Funds (the “Funds”) are managed under the direction of the Funds’ Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

INTERESTED TRUSTEES

Name and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Thomas E. Quinn Age: 65 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel	None

INDEPENDENT TRUSTEES

Name and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Richard L. Boger Age: 64	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. 1991–present	Gray Television, Inc.
Laurin M. McSwain Age: 59	Trustee since 1994	3	Attorney, Lefkoff, Duncan, Grimes, Miller & McSwain, 2003–present	None
Leslie W. Gates Age: 55	Trustee since 2006	3	Retired, 2005; Partner, Williams Benator & Libby, LLP, 1989-2004	None

*	All Independent Trustees can be contacted via the Funds at:

1290 Broadway, Suite 1100, Denver, CO 80203

50	www.cornercapfunds.com

Additional Information (Unaudited)
March 31, 2011

INDEPENDENT TRUSTEES (continued)

Name and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
G. Harry Durity Age: 64	Trustee since 2010	3

Director, Overland Solutions, Inc. (Private Company) since January 2009; Senior Advisor, Consultant, New Mountain Capital, LLC since May 2005; Senior Advisor, Consultant, Sonenshine Partners, LLC since January 2006.

				Director, National Medical Health Card; Director, WebSite Pros, Inc.

*	All Independent Trustees can be contacted via the Funds at:

1290 Broadway, Suite 1100, Denver, CO 80203

Annual | March 31, 2011	51

Additional Information (Unaudited)
March 31, 2011

OFFICERS

Name and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Richard T. Bean Age: 48 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1996	3	Vice President, CornerCap Investment Counsel	N/A
John A. Hackney Age: 44 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Chief Compliance Officer, Secretary of the Funds, since 1999	3	Chief Compliance Officer, CornerCap Investment Counsel	N/A
Gene A. Hoots Age: 71 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1992	3	Vice President of the Funds and Chairman Emeritus of the Adviser	N/A

52	www.cornercapfunds.com

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics was filed as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR on June 6, 2008. There have been no amendments to the Code of Ethics since it was last filed.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees: For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $24,600 and $24,600, respectively.

(b)

Audit-Related Fees: In registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax services were $5,250 and $5,250, respectively. For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(d)

All Other Fees: For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate fees billed to the registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees: For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2010 and March 31, 2011, the aggregate non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 99.12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended March 31, 2011, filed electronically with the Securities and Exchange Commission on June 6, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CornerCap Group of Funds

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Executive Officer

Date:	June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Executive Officer and Chief Financial Officer

Date:	June 6, 2011